U.S. SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549


                                         FORM 8-K


                                       CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES EXCHANGE ACT OF 1934

           Date of Report (date of earliest event reported): August 19, 2005

                             5G WIRELESS COMMUNICATIONS, INC.
                    (Exact Name of Company as Specified in Its Charter)

          Nevada                     0-30448                     20-0420885
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)

   4136 Del Rey Avenue, Marina Del Rey, California               90292
      (Address of Principal Executive Offices)                 (Zip Code)

           Company's telephone number, including area code:  (310) 448-8022


             (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     (a) On September 22, 2004, the Company entered into a subscription agreement with Longview Fund, LP, Longview Equity Fund, LP, and Longview International Equity Fund, LP whereby these investors purchased $2,000,000 in convertible notes. The promissory notes are convertible into restricted shares of common stock of the Company at a price per share equal to the lesser of 75% of an average of the lowest five-day bid prices for the shares during a ninety day look back period, or $0.05 per share. See Exhibit 4.

     On August 19, 2005, the Company issued restricted shares of common stock as a partial conversion of the second $1,000,000 in convertible notes (principal and accrued interest) described above, as follows:

Name of Recipient                      Number of Shares             Value
Longview Fund, LP                        3,000,000                 $ 9,841.00
Longview Equity Fund, LP                 3,148,545                  10,330.20
Longview International
Equity Fund, LP                          1,500,000                   4,920.00
Total                                    7,648,545                 $25,091.20

    As with all issuances under the convertible note subscription agreement referred to above, the shares are issued with a legend restricting their sale or transfer, which legend is subsequently removed under the auspices of the Form 1-E Notification filed by the Company on October 22, 2004.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.

                                     SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       5G Wireless Communications, Inc.



Dated: August 30, 2005                 By: /s/ Jerry Dix
                                       Jerry Dix,Chief Executive Officer


                                 EXHIBIT INDEX

Number            Description

4 Subscription Agreement between 5G Wireless Communications, Inc., on the one hand, and Longview Fund, LP, Longview Equity Fund, LP, and Longview International Equity Fund, LP, on the other hand, dated September 22, 2004, and Form of Convertible Note (including the following items: Exhibit A1: Form of Class A Warrant; Exhibit A2: Form of Class B Warrant; Exhibit B: Funds Escrow Agreement; Exhibit E:
       Shares Escrow Agreement; Exhibit F: Form of Limited Standstill Agreement; Exhibit G: Security Agreement; and Exhibit H: Collateral Agent Agreement) (not including the following items: Attachment 1: Disclosure Schedule; Exhibit
       C: Form of Legal Opinion; Exhibit D: Form of Public Announcement on Form 8-K; Schedule 5(d): Additional Issuances; Schedule 5(q): Undisclosed Liabilities; Schedule 5(s): Capitalization; Schedule 9(e) Use of Proceeds;
       Schedule 9(q): Limited Standstill Providers; and Schedule 11.1: Other Securities to be Registered) (incorporated by reference to Exhibit 4 of the Form 8-K filed on September 30, 2004).